EXHIBIT 10.2

***CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTION VERSION

SPONSORSHIP & BEVERAGE AVAILABILITY AGREEMENT

-by and among-

BROOKLYN ARENA, LLC,

NEW JERSEY BASKETBALL, LLC

-and-

JONES SODA CO.

Dated

October 25, 2007

TABLE OF CONTENTS

		Page
ARTICLE I TERM		1
Section 1.1	Term	1

ARTICLE II FEES		2
Section 2.1	Rights Fees	2
Section 2.2	Annual Fee Adjustment	3
Section 2.3	Pro Rata Adjustments	3
Section 2.4	Licensing	3

ARTICLE III ENTITLEMENTS; BEVERAGE AVAILABILITY		3
Section 3.1	Construction Period Entitlements	3
Section 3.2	New Jersey Team Sponsorship	4
Section 3.3	Arena Rights Entitlements	4
Section 3.4	Brooklyn Team Sponsorship	4
Section 3.5	Beverage Availability	4
Section 3.6	Beverage Merchandising	6
Section 3.7	Collaboration	5

ARTICLE IV EXCLUSIVITY		6
Section 4.1	Category Exclusivity	6
Section 4.2	Exclusivity Exceptions	7

ARTICLE V TRADEMARKS		8
Section 5.1	Trademarks	8

ARTICLE VI ARENA DEVELOPMENT AND OPERATION		9
Section 6.1	Arena Development and Construction	10
Section 6.2	Special Termination Right	10

ARTICLE VII FORCE MAJEURE; EMINENT DOMAIN		10
Section 7.1	Effect of Force Majeure	10
Section 7.2	Total Condemnation of Arena	10
Section 7.3	Partial Condemnation of Arena	10

ARTICLE VIII REPRESENTATIONS AND WARRANTIES		10
Section 8.1	Representations and Warranties of the Brooklyn Parties	10
Section 8.2	Representations and Warranties of Sponsor	11

ARTICLE IX DEFAULT AND REMEDIES		12
Section 9.1	Default by Sponsor	12
Section 9.2	Rights and Remedies of the Brooklyn Parties	12
Section 9.3	Default by the Brooklyn Parties	12
Section 9.4	Rights and Remedies of Sponsor	13
Section 9.5	Limitation of Damages	13

-i-

INDEX OF DEFINED TERMS

Defined Terms	Referenced Article or Section
Affiliate	Article XII
Agreement	Preamble
Approved Cups	3.6(ii)
Arena	Recitals
Arena Events	Recitals
Arena Lease	Recitals
Arena Rights Entitlements	3.3
Assign	13.7
Assignment	13.7
Best’s Reports	10.4
Beverage Competitor	13.15(iii)
Beverage Concession Plan	3.5(iii)
Beverage Equipment	3.5(iii)
Beverage Equipment Loan Agreement	3.5(iii)
Beverage Mix Target	3.5(ii)
Brooklyn Arena	Preamble
Brooklyn Arena Marks	5.1
Brooklyn Parties	Preamble
Brooklyn Party Default	9.3
Brooklyn Party Marks	5.1
Brooklyn Team Sponsorship Rights	3.4
Business Day	Article XII
Commencement Date	Preamble
Construction Period Entitlements	3.1
CSDs	4.1(i)
Early Expiration Option	1.1
Enhanced Water	4.1(iii)
Expiration Date	1.1
Entitlements	Recitals
Exclusive Beverage Availability Rights	4.1
Exclusive Category	4.1
Fees	2.1
Force Majeure	Article XII
GABA Drinks	4.1
Governmental Authority	Article XII
Law	Article XII
Licensed Product	2.3
LOI	Recitals
NBA	Recitals

NBAP	13.15
NBA Rules and Regulations	13.15
Nets	Recitals
New Jersey Team Sponsorship Rights	3.2
NJ Basketball	Preamble
NJ Basketball Marks	5.1
Opening Date	1.1
Parties	Preamble
Person	Article XII
Sponsor	Preamble
Sponsor Default	9.1
Sponsor Marks	5.1
Sponsor’s Products	4.1
Team Occupancy Date	3.2
Term	1.1
Third Party Energy Drink Sponsorship	2.2
Water	4.1(ii)

SCHEDULES

Schedule 3.1 - Construction Period Entitlements
Schedule 3.2 - New Jersey Team Sponsorship Rights
Schedule 3.3 - Arena Rights Entitlements
Schedule 3.4 - Brooklyn Team Sponsorship Rights

Exhibit A - [***] Agreement (see TAB 2)

- v -

***Certain portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

***CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SPONSORSHIP & BEVERAGE AVAILABILITY AGREEMENT

This Sponsorship & Beverage Availability Agreement (this “Agreement”) is made and entered into as of this 25th day of October, 2007 (the “Commencement Date”) by and among (i) (a) Brooklyn Arena, LLC, a Delaware limited liability company (“Brooklyn Arena”), and (b) New Jersey Basketball, LLC, a New Jersey limited liability company (“NJ Basketball”, and together with Brooklyn Arena, the “Brooklyn Parties” ), and (ii) Jones Soda Co., a Washington corporation (“Sponsor”). Sponsor and the Brooklyn Parties are collectively referred to herein as the “Parties”.

W I T N E S S E T H:

WHEREAS, NJ Basketball owns the New Jersey Nets basketball team (the “Nets”), a franchise of the National Basketball Association (“NBA”), which currently plays its home games in the Continental Airlines Arena, in East Rutherford, New Jersey;

WHEREAS, Brooklyn Arena, both directly and through its Affiliates, is developing and intends to construct a first-class sports and entertainment arena on a site situated at the intersection of Atlantic Avenue and Flatbush Avenue in Brooklyn, New York (the “Arena”);

WHEREAS, subsequent to the completion of the Arena (i) NJ Basketball intends to relocate the Nets franchise to the Arena and thereafter play Nets home games in the Arena, pursuant to the terms of a lease or license agreement by and between the Brooklyn Parties, as amended from time to time (the “Arena Lease”), and (ii) the Brooklyn Parties intend to host other major spectator and participant events in the Arena (“Arena Events”); and

WHEREAS, the Parties desire that Sponsor, in consideration of certain rights fees and other good and valuable consideration described herein, be entitled to certain sponsorship, promotional, media, hospitality and other rights and entitlements in association with the Arena and the Nets (collectively, the “Entitlements”), all as more fully set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

TERM

Section 1.1 Term. The term of this Agreement (the “Term”) shall commence upon the Commencement Date and, unless earlier terminated or extended in accordance with its terms, shall expire on the date (the “Expiration Date”) which is the seventh (7th) anniversary of the Opening Date (as defined below); provided, however, that should the Opening Date occur during the pendency of a Nets season, the Term shall be extended beyond the 7th anniversary of the Opening Date to cover the equivalent of seven (7) Nets seasons hereunder. The date on which Brooklyn Arena has obtained a temporary Certificate of Occupancy for the Arena is the “Opening Date.” Notwithstanding the foregoing, Sponsor shall have the option to cause the expiration of this Agreement as of the fifth (5th) anniversary of the Opening Date (the “Early Expiration Option”) (i) by providing written notice to either of the Brooklyn Parties of its intent to exercise the Early Expiration Option no later than eighteen (18) months prior to the fifth (5th) anniversary of the Opening Date and (ii) by making a payment to Brooklyn Arena in the amount of $[***] at the time such written notice is delivered by Sponsor.

ARTICLE II

FEES

Section 2.1 Rights Fees. Sponsor shall pay to the applicable Brooklyn Parties, in United States Dollars, the following non-refundable fees (collectively, the “Fees”) and value-in-kind (“VIK”) consideration:

(i) The New Jersey Team Sponsorship Rights fees (which shall be payable to NJ Basketball) in the amount of $[***], with the first year payment due and payable in full upon the Commencement Date and such payment in each subsequent year of the Agreement through the Team Occupancy Date to be made on November 1.

In addition, Sponsor shall provide to NJ Basketball, on a VIK basis, $[***] worth of Sponsor’s beverage products (at Sponsor’s wholesale pricing) within the Exclusive Category (as defined below) in each year between the Commencement Date and the Team Occupancy Date. The exact beverage product mix within the Exclusive Category shall be designated by Sponsor and the place and date(s) of delivery of such VIK product shall be mutually agreed upon by NJ Basketball and Sponsor.

(ii) The Arena Rights Entitlements fees (which shall be payable to Brooklyn Arena) in the amount of $[***] each year, due and payable in two (2) installments, with the first payment of $[***] due and payable no later than one hundred eighty (180) days prior to the scheduled Opening Date and the second payment of $[***] due and payable on the actual Opening Date; thereafter the Arena Rights Fees shall be due and payable in advance in two (2) equal installments on April 1 and November 1 of each year throughout the Term.

In addition, Sponsor shall provide to Brooklyn Arena, on a VIK basis, $[***] of Sponsor’s beverage products (at Sponsor’s [***]) within the Exclusive Category in each year between the Opening Date and the end of the Term. The exact beverage product mix within the Exclusive Category shall be designated by Sponsor and the place and date(s) of delivery of such VIK product shall be mutually agreed upon by Brooklyn Arena and Sponsor.

(iii) The Brooklyn Team Sponsorship Rights fees in the amount of $[***] each year, payable in two (2) installments, with the first payment of $[***] due and payable no later than one hundred eighty (180) days prior to the scheduled Team Occupancy Date and the second payment of $[***] due and payable on the actual Team Occupancy Date; thereafter the Brooklyn Team Sponsorship fees shall be due and payable in advance in two (2) equal installments on April 1 and November 1 of each year throughout the Term.

The initial payment in Section 2.1(ii) and 2.1(iii), collectively, shall also be deemed to be sufficient consideration to the Brooklyn Parties for the Construction Period Entitlements (as defined below) granted to Sponsor under Section 3.1

***Certain portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

Section 2.2 Annual Fee Adjustment. Excluding the Fee set forth in Section 2.1(i), the Fees paid by Sponsor shall be increased annually by an amount equal to [***]), compounded on an annual basis, of such Fees for each year throughout the Term (the “Annual Fee Adjustment”).

In addition, if, between the Opening Date and the end of the Term, either of the Brooklyn Parties [***] a [***] with a [***] and [***] as a [***] (e.g., the right of the [***] to [***] a [***] pursuant to a [***] with the [***] (a “[***]”), the [***] will be [***] by $[***] in each year of the Agreement through the remainder of the Term beginning with the [***] of a [***].

Section 2.3 [***]. The [***] and [***] shall be [***] on a [***] to accommodate for the Team Occupancy Date occurring during the pendency of a Nets season. In such instance, the New Jersey Team [***] (and [***]) and the Brooklyn Team Sponsorship Rights fees [***] be [***] on a [***] to [***] for the [***] of [***] the Nets play its home games in each of its New Jersey arena and in the Arena in such Nets season.

Section 2.4 Licensing. If Sponsor [***] a [***] (as [***]) under this Agreement, either Brooklyn Arena or NJ Basketball (as designated by the Brooklyn Parties) shall be [***] to [***] of [***] to $[***] by [***] from such [***] for each [***]. The [***] to be paid to the designated Brooklyn Party [***] be [***] on a [***] with respect to each such [***]. For the avoidance of any doubt, any [***] under this Section 2.4 shall be subject to NBA Rules and Regulations (as defined below; see Section 13.15).

“[***]” means a [***] where a [***] is the [***] depicted. For the avoidance of doubt, a [***] that contains a [***] in a secondary fashion [***] to communicate [***] with either of the Brooklyn Parties, and with a [***] being the [***] on the [***] be [***] a [***].

ARTICLE III

ENTITLEMENTS

Section 3.1 Construction Period Entitlements. During the period between the Commencement Date and the Opening Date, each of the Brooklyn Parties, as applicable, shall provide to Sponsor, and Sponsor shall be entitled to the Entitlements set forth on Schedule 3.1 (the “Construction Period Entitlements”).

***Certain portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

Section 3.2 New Jersey Team Sponsorship. During the period between the Commencement Date and the date on which the Nets begin using the Arena as their home arena for the performance of NBA games (the “Team Occupancy Date”), NJ Basketball shall provide to Sponsor, and Sponsor shall be entitled to the Entitlements set forth on Schedule 3.2 (the “New Jersey Team Sponsorship Rights”).

For the Nets participation in the NBA playoffs during the Term applicable to this Section 3.2, the New Jersey Team Sponsorship Rights will automatically be extended to Sponsor; provided, however, that, incremental to the Fees, Sponsor will be charged the amounts specified in Schedule 3.2 for each applicable Entitlement on a per playoff game basis, for the New Jersey Team Sponsorship Rights it receives in each such home playoff game. Such fees shall not include tickets, which shall be at playoff rates. NJ Basketball will invoice Sponsor for the New Jersey Team Sponsorship Rights conveyed during each NBA playoffs during the Term applicable to this Section 3.2 on a net, 30-day basis after completion of the Nets’ participation in each such NBA playoffs.

Section 3.3 Arena Rights Entitlements. During the period between the Opening Date and the end of the Term, Brooklyn Arena shall provide to Sponsor, and Sponsor shall be entitled to the Entitlements set forth on Schedule 3.3 (collectively, the “Arena Rights Entitlements”). The Brooklyn Parties shall pay all costs of fabrication, construction, installation, and operation of all signage set forth in Schedule 3.3 and of all associated collateral in the Arena that bear any Sponsor Mark. The parties acknowledge and agree that all signage, displays and other items that are intended to be displayed in or on the Arena, are subject to compliance with all applicable governmental rules, regulations, requirements and approvals.

Section 3.4 Brooklyn Team Sponsorship. During the period between the Team Occupancy Date and the end of the Term, NJ Basketball shall provide to Sponsor, and Sponsor shall be entitled to the Entitlements set forth on Schedule 3.4 (the “Brooklyn Team Sponsorship Rights”).

For the Nets participation in the NBA playoffs during the Term applicable to this Section 3.4, the Brooklyn Team Sponsorship Rights will automatically be extended to Sponsor; provided, however, that, incremental to the Fees, Sponsor will be charged the amounts specified in Schedule 3.2 for each applicable Entitlement, on a per playoff game pro rata basis, for the Brooklyn Team Sponsorship Rights it receives in each such home playoff game. NJ Basketball will invoice Sponsor for the Brooklyn Team Sponsorship Rights conveyed during each NBA playoffs during the Term applicable to this Section 3.4 on a net, 30-day basis after completion of the Nets’ participation in each such NBA playoffs.

Section 3.5 Beverage Availability.

(i) Any beverages within the Exclusive Category served or sold at the Arena during the Term shall be Sponsor’s Products. Brooklyn Arena shall, and shall cause its Arena concessionaire and agents to, purchase all Sponsor’s Products sold, served, or dispensed at the Arena from Sponsor (or its designated co-packer or distributor).

(ii) Brooklyn Arena (and its concessionaire), shall determine which Sponsor Products are to be sold, served, or dispensed at the Arena; provided, however, that Brooklyn Arena agrees that exclusive of Sponsor Products sold, served or dispensed in the Arena retail area to be known as the “Jones Soda Shoppe,” the targeted mix between Sponsor Products to be sold, served or dispensed at the Arena shall be [***] % fountain and [***] % bottle/can (the “Beverage Mix Target”). Brooklyn Arena agrees to discuss with Sponsor every six (6) months when requested by Sponsor (as of the Commencement Date) to determine whether the Beverage Mix Target should be adjusted based upon general consumer demand for beverages within the Exclusive Category.

(iii) [***] to [***] the [***] to the Opening Date (at a [***] by [***]), at [***], all [***] and [***] (and [***] such as [***]) (collectively, the “[***]”) reasonably [***] to [***] and/or [***] Sponsor’s Products in the Arena, including, as applicable and without specific limitation, at [***], and luxury suite service (collectively, the “[***]”); provided, however, that, if, at any time after the Opening Date, [***] that additional [***] is [***] to accommodate for[***] at the [***] for [***] (as defined below), [***] to [***] and [***] at [***] such [***] (and [***] and such [***]).

Periodically during the period between the Commencement Date and the Opening Date, Brooklyn Arena shall keep Sponsor apprised of the [***] and [***] to [***] with [***] (as reasonably requested by [***]) in the development of the [***].

Prior to the Opening Date and delivery of the [***] to the [***], Brooklyn Arena and Sponsor shall, consistent with the other [***] of this [***], agree on [***] for the [***] of the [***] by [***] to [***], which shall be in the form attached as Exhibit A to this Agreement (see TAB 2 – the “[***] ).

(iv) Prior to the Opening Date, Brooklyn Arena (in coordination with Brooklyn Arena’s concessionaire as determined by Brooklyn Arena) and Sponsor will mutually agree in good faith on the [***] will [***] to Brooklyn Arena’s concessionaire for Sponsor’s Products to be sold in the Arena by Brooklyn Arena’s concessionaire (i.e., fountain product syrup and bottle/can); provided, however, that in no instance will [***] such [***] than it [***] to [***] venues or properties in the [***] of the [***]. If no [***] or [***], Brooklyn Arena and Sponsor will [***] a [***] or [***] in the [***] most [***] to the [***] of the [***] for such [***].

Section 3.6 Beverage Merchandising. Sponsor has the right to merchandise Sponsor’s Products at the Arena, including the following specific rights:

(i) Menuboard Advertising; Beverage Equipment. Sponsor’s Marks (as defined below) of Sponsor’s Products shall be prominently listed on (x) the menuboards of all Arena concession stands serving Sponsor’s Products and (y) Beverage Equipment.

(ii) Approved Cups. All Sponsor’s Products that are fountain-based and served, sold, or dispensed at the Arena concession stands shall be in “Approved Cups” (i.e., cups

***Certain portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

to be co-branded with a Sponsor’s Mark and the mark for the name of the Arena) or in promotional containers designed or approved in writing by Sponsor. The Brooklyn Parties or their concessionaires shall be responsible for all costs associated with the design, manufacture, delivery, and supply of Approved Cups, except that Sponsor shall bear the cost of any necessary approvals as contemplated by this subsection (ii).

Section 3.7 Collaboration. The Brooklyn Parties will collaborate in good faith with Sponsor throughout the Term in connection with Sponsor’s efforts to increase the relevance and distribution of Sponsor’s Products in the greater New York metropolitan area, including, without limitation, the Brooklyn Parties’ assistance in the development of Sponsor customer loyalty programs with Nets season ticket holders and other customer oriented programs.

ARTICLE IV

EXCLUSIVITY

Section 4.1 Category Exclusivity. From the Opening Date through the end of the Term, and for so long as Sponsor is not in default of this Agreement, subject to Section 4.2 below and Section 13.15 below, neither Brooklyn Arena nor NJ Basketball shall: (a) display (or cause or authorize the display of) signage or other advertisements in the Arena or on the Arena premises, nor engage in sponsorship or promotional activities for or concerning beverage products in the Exclusive Category other than beverage products in the Exclusive Category of or concerning Sponsor; (b) grant any form of trademark visibility or promotional or advertising rights to any beverage products in the Exclusive Category other than beverage products in the Exclusive Category of or concerning Sponsor; (c) grant advertising or promotion rights - including use of the Brooklyn Party Marks - to any third party in a way that permits a third party to use such rights in association with beverage products in the Exclusive Category other than beverage products in the Exclusive Category of or concerning Sponsor; (d) permit any Nets player or other NJ Basketball employee to use the Brooklyn Party Marks to sponsor or endorse any beverage product in the Exclusive Category other than beverage products in the Exclusive Category of or concerning Sponsor; or (e) grant any third party the right to conduct promotions involving beverages in the Exclusive Category or related beverage products (by way of illustration but not limitation, coolers), including promotions that relate primarily to non-beverage products that involve a beverage product in the Exclusive Category other than beverage products in the Exclusive Category of or concerning Sponsor. In connection therewith, Sponsor acknowledges that the Entitlements granted hereby shall relate only to Sponsor’s products or services within the Exclusive Category and that Sponsor shall have no rights to Entitlements outside the Exclusive Category.

In addition, Sponsor’s beverage products within the Exclusive Category shall be the only beverage products served or sold within the Arena or on the Arena premises (the “Exclusive Beverage Availability Right”).

The “Exclusive Category” shall include the following nonalcoholic beverages:

(i) carbonated soft drinks (“CSDs”);

(ii) packaged water (i.e., labeled as a “water”, but non-carbonated and with no nutritive or non-nutritive sweeteners or other additives) (“Water”);

(iii) enhanced water (i.e., labeled as a “water”, but containing as additives, carbonation, nutritive or non-nutritive sweeteners, vitamins or minerals) (“Enhanced Water”); and

(iv) beverage products marketed for their energy enhancement properties and containing gamma-aminobutyric acid (“GABA Drinks”); for the avoidance of doubt and without specific limitation, (y) any “tea” products and (z) beverage products marketed as “energy” drinks that contain caffeine, are in no instance deemed to be within the Exclusive Category.

Sponsor’s beverage products within the Exclusive Category shall be refereed to as “Sponsor’s Products.”

For the avoidance of doubt, the only beverages within the Exclusive Category are CSDs, Water, Enhanced Water, and GABA Drinks.

Section 4.2 Exclusivity Exceptions. Sponsor agrees that the exclusivity described in Section 4.1 is limited as follows:

(i) This Agreement is based on the understanding that [***] are [***] to [***] to [***] or [***] in the [***], and not [***] for which [***] or [***] of the [***] or may have [***] to [***] or [***], including [***] in such [***].

(ii) [***] that its [***] does not apply to and [***] not be [***] from, [***] of [***] or [***] in the [***] (other than those of Sponsor) if [***] by the [***] or [***] of a [***] by a [***], or other [***]. The exception in this Section 4.2(ii) shall not apply to the Exclusive Beverage Availability Right.

(iii) [***] that its [***] does not apply to, and [***] not be [***] for [***] or [***] in the [***] which are [***] by a [***], even if such [***] or its [***] are within the [***] and understands that [***] or [***] of such [***] may require [***] of [***] (which shall be limited to the [***] by the [***] and [***] as part of its [***] of the [***] or [***] or other [***] (e.g., a [***] of the [***] by the [***] or the [***] or [***] or other [***] to the [***] for the event) other than those of Sponsor which are within the Exclusive Category, and/or removal or other obstruction of [***] or other [***]. The exception in this Section 4.2(iii) shall not apply to the Exclusive Beverage Availability Right.

(iv) [***] that [***] the [***] may [***] the [***] as [***] for [***]. Such [***] shall include, by way of example and without limitation, a [***] or [***], or a [***]. Moreover, [***] that such [***] may [***] in the [***], for [***] of [***] and in conjunction with such [***]. Such [***] may include [***] of [***] of [***] in the [***]. In such case, [***] not [***]. The exception in this Section 4.2(iv) shall not apply to the Exclusive Beverage Availability Right.

***Certain portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

(v) [***] its [***] not [***] to, and [***] and [***] not be [***] within the [***] of the [***], so long as such [***] and the [***] of such [***] (by way of example but not limitation, in a [***] by [***] of the [***] do not [***] or [***] of any of the [***] or [***] or suggest any [***] by or [***] with [***] or [***].

(vi) [***] its [***] apply to, and [***] and [***] (but in the case of [***] such acknowledgement applies solely with respect to [***] the [***]) shall not be [***] by [***] of [***], so long as [***] and the [***] do [***] or [***] of any of the [***] or [***] or [***] any [***] by or [***] the [***] or [***]. The exception in this Section 4.2(vi) shall not apply to the Exclusive Beverage Availability Right.

(vii) [***] that [***] to, and that [***] may be [***]: (a) in the case of NBA league sponsors advertising during broadcasts of Nets games pursuant to the NBA’s national broadcasting agreements, or as mandated by any NBA Rules and Regulations, or (b) in the case of sponsors advertising during broadcasts of other Arena Events which are subject to other similar sanctioning bodies and governing authorities (e.g., NCAA, NHL, US Olympic Committee or International Olympic Committee) or as mandated by the rules and regulations of such other sanctioning bodies and governing authorities. The exception in this Section 4.2(vii) shall not apply to the Exclusive Beverage Availability Right.

ARTICLE V

TRADEMARKS

Section 5.1 Trademarks.

(i) Limited License to Use Sponsor’s Trademarks for Promotional Purposes. Sponsor hereby grants to the Brooklyn Parties a limited license to use the tradenames, trademarks, service marks and logos (collectively, “Sponsor Marks”) of Sponsor, on a [***], for advertising, marketing and promotional endeavors directly related to the Arena and the Nets. Use of the Sponsor Marks associated with these activities shall be subject to prior written approval by Sponsor, including all artwork using the Sponsor Marks, and with such usage solely to fulfill Brooklyn Parties’ obligations under this Agreement. Sponsor hereby agrees to indemnify, defend and hold each of the Brooklyn Parties, including their respective members, managers, officers, employees and agents, from any and all losses, damages, claims, actions, liabilities, costs and expenses (including reasonable attorneys fees) arising from any third party claim alleging that the Sponsor Marks infringe upon the intellectual property rights of such third party (provided such alleged infringement does not arise out of the unauthorized or misuse of the Sponsor Marks).

(ii) Brooklyn Parties’ Trademarks.

(a) During the Term, Sponsor will have the limited right to utilize the tradenames, trademarks, service marks and logos of NJ Basketball (“NJ Basketball Marks”) in conjunction with Sponsor’s advertising, marketing, and promotional endeavors. Use of the NJ

***Certain portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

Basketball Marks associated with these activities shall be [***] to the [***] local [***] as [***] by the [***] (as of the Commencement Date, [***] out from the [***] of the [***] of [***] and shall be subject to prior written approval by the Nets and the NBA and to the NBA Rules and Regulations, including all artwork using the NJ Basketball Marks, which shall not be unreasonably withheld. As it relates to NJ Basketball only and not to the NBA, withholding approval shall be deemed reasonable only if NJ Basketball reasonably determines that the use of the NJ Basketball Marks are nonconforming (e.g., improper color or trademark nonconformity), or reasonably determines that such use would have an adverse impact on the public image or public relations of NJ Basketball. If NJ Basketball does not respond to a request for approval from Sponsor within [***] Business Days, then Sponsor may deliver notice to NJ Basketball regarding such failure to approve, and if NJ Basketball does not respond within [***], then such request for approval shall be deemed granted (subject any required NBA approval). Any response to a request for approval denying such request shall explain with reasonable specificity the reason for denying approval.

(b) During the Term, Sponsor will have the limited right to utilize, on a [***], the tradenames, trademarks, service marks and logos of Brooklyn Arena (“Brooklyn Arena Marks”; the NJ Basketball Marks and the Brooklyn Arena Marks are sometimes collectively referred to as the “Brooklyn Party Marks”) in conjunction with Sponsor’s advertising, marketing, and promotional endeavors. Use of the Brooklyn Arena Marks associated with these activities shall be subject to prior written approval by Brooklyn Arena (which shall also be responsible for securing any necessary consents from Barclays as well), including all artwork using the Brooklyn Party Marks, , which shall not be unreasonably withheld. Withholding approval shall be deemed reasonable only if Brooklyn Arena reasonably determines that the use of the Brooklyn Arena Marks are nonconforming (e.g., improper color or trademark nonconformity), or reasonably determines that such use would have an adverse impact on the public image or public relations of Brooklyn Arena. If Brooklyn Arena does not respond to a request for approval from Sponsor within [***] Business Days, then Sponsor may deliver notice to Brooklyn Arena regarding such failure to approve, and if Brooklyn Arena does not respond within [***], then such request for approval shall be deemed granted. Any response to a request for approval denying such request shall explain with reasonable specificity the reason for denying approval.

(c) The Brooklyn Parties hereby agree to indemnify, defend and hold Sponsor, including its respective directors, officers, employees and agents, from any and all losses, damages, claims, actions, liabilities, costs and expenses (including reasonable attorneys fees) arising from any third party claim alleging that the Brooklyn Parties Marks infringe upon the intellectual property rights of such third party.

***Certain portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

ARTICLE VI

ARENA DEVELOPMENT AND OPERATION

Section 6.1 Arena Development and Construction. Brooklyn Arena shall develop, construct and complete (or cause the development, construction and completion of) the Arena as a first class NBA sports/entertainment arena.

Section 6.2 Special Termination Right. If the Opening Date has not occurred by November 1, 2012, Sponsor shall have, as its sole and exclusive remedy, the right to terminate this Agreement by written notice to the Brooklyn Parties delivered by not later than December 31, 2012.

ARTICLE VII

FORCE MAJEURE; EMINENT DOMAIN

Section 7.1 Effect of Force Majeure. If a Party is unable to perform its obligations under this Agreement due to a Force Majeure event (as such term is defined in Section 12.1) (other than a payment obligation hereunder), upon notice to the other Parties, such Party’s obligations shall be abated for the duration of the Force Majeure event.

Section 7.2 Total Condemnation of Arena. If the Arena, substantially all of the Arena, or the right of either of the Brooklyn Parties to occupancy or possession of the Arena, shall be taken by eminent domain or condemnation by any Governmental Authority for any public or private use or purpose, the Term shall terminate upon the earlier of (i) the date when the possession of the portion of the Arena or right so taken shall be required for such use or purpose or (ii) the effective date of the taking. In such event, the Fees paid or due shall be apportioned as of the date of such taking or condemnation.

Section 7.3 Partial Condemnation of Arena. If less than all or substantially all of the Arena shall be taken or condemned by any Governmental Authority for any public or private use or purpose, and Brooklyn Arena determines, in its sole discretion, within a reasonable period of time after such taking or condemnation, that the remaining portion of the Arena cannot economically and feasibly be used to host the Nets for playing NBA basketball games, then this Agreement may, in such case, be terminated by Brooklyn Arena by written notice, and the Fees paid or due for the period during which the taking occurs shall be apportioned as of the date of such taking or condemnation.

ARTICLE VIII

REPRESENTATIONS AND WARRANTIES

Section 8.1 Representations and Warranties of the Brooklyn Parties. Each of the Brooklyn Parties, severally and not jointly, represents and warrants to Sponsor as follows:

(i) Organization; Power and Authority. Brooklyn Arena is a Delaware limited liability company and NJ Basketball is a New Jersey limited liability company, and each is duly formed and validly existing in good standing under the laws of its state of organization and has full power and authority to carry on its operations now being conducted and to consummate the transactions contemplated by this Agreement.

(ii) Due Execution; Binding Agreement. The execution, delivery and performance of this Agreement by such Brooklyn Party has been duly and validly approved by all necessary action of such Brooklyn Party and its members. This Agreement has been duly executed and delivered by such Brooklyn Party and constitutes the valid and binding agreement of each such Brooklyn Party enforceable in accordance with its terms, except as the same may be limited by bankruptcy or other laws relating to the enforcement of creditors’ rights and the application of general principles of equity.

(iii) No Consents or Conflicts. The execution, delivery and performance by such Brooklyn Party of this Agreement and the consummation by such Brooklyn Party of the transactions contemplated hereby: (a) require no consent, waiver, agreement or approval of any Person, except for approval by the NBA and NBA Properties (“NBAP”), which approval is being obtained contemporaneously with the execution of this Agreement, and (b) do not and will not (1) conflict with or violate any provision of the certificate of formation or operating agreement of such Brooklyn Party, (2) contravene or conflict with or constitute a violation of any provision of any Law binding upon or applicable to such Brooklyn Party, or (3) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which such Brooklyn Party is a party or any of its respective properties or assets may be bound, which conflict would prevent such Brooklyn Party’s ability to perform its obligations hereunder; provided, that the Parties acknowledge that the Arena as a venue for NJ Basketball “home” NBA games, the relocation of NJ Basketball to the Arena, and the Arena Lease are subject to NBA approval.

Section 8.2 Representations and Warranties of Sponsor. Sponsor represents and warrants to the Brooklyn Parties as follows:

(i) Power and Authority. Sponsor is a corporation duly organized and validly existing in good standing under the laws of Washington and has full power and authority to carry on its operations now being conducted and to consummate the transactions contemplated by this Agreement.

(ii) Due Execution; Binding Agreement. The execution, delivery and performance of this Agreement by Sponsor has been duly and validly approved by all necessary action of Sponsor. This Agreement has been duly executed and delivered by Sponsor and constitutes the valid and binding agreement of Sponsor enforceable in accordance with its terms, except as the same may be limited by bankruptcy or other laws relating to the enforcement of creditors’ rights and the application of general principles of equity.

(iii) No Consents or Conflicts. The execution, delivery and performance by Sponsor of this Agreement and the consummation by Sponsor of the transactions contemplated hereby: (a) require no consent, waiver, agreement or approval of any Person except as set forth herein, and (b) do not and will not (1) contravene or conflict with or constitute a violation of any provision of any Law binding upon or applicable to Sponsor, or (2) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Sponsor is a party or any of its respective properties or assets may be bound which conflict would prevent Sponsor’s ability to perform its obligations hereunder.

ARTICLE IX

DEFAULT AND REMEDIES

Section 9.1 Default by Sponsor. The occurrence of one or more of the following matters shall constitute a default by Sponsor (a “Sponsor Default”):

(i) Sponsor’s failure to pay any of the Fees when due within [***] days after notice by either of the Brooklyn Parties specifying the amounts due.

(ii) Sponsor’s failure to pay any other amounts when due to the Brooklyn Parties hereunder, within [***] days after notice by either of the Brooklyn Parties specifying the failure and demanding that it be corrected.

(iii) Sponsor’s failure to perform or comply with any other material term or condition of this Agreement and such non-performance shall continue for a period of [***] days after notice by either of the Brooklyn Parties to Sponsor specifying the failure and demanding that it be corrected; provided, however, if Sponsor has taken reasonable steps to cure such failure within such [***] days, but the failure is of a type or character which is not reasonably susceptible of cure within such [***] days, but would be capable of cure by Sponsor using reasonable efforts, Sponsor shall have such additional time as may be necessary in order to effect such cure, but not to exceed an additional [***] days.

Section 9.2 Rights and Remedies of the Brooklyn Parties. Upon the occurrence of a Sponsor Default, the Brooklyn Parties shall have the right to do any one or more of the following: (i) enforce the specific remedies provided for herein, (ii) recover all damages provided by law or in equity; (iii) exercise any other right or remedy at law or in equity, including obtaining an injunction or order of specific performance and (iv) terminate this Agreement.

Section 9.3 Default by the Brooklyn Parties. The occurrence of one or more of the following matters shall constitute a default by the applicable Brooklyn Party (a “Brooklyn Party Default”):

(i) Either of the Brooklyn Parties’ failure to pay any amounts when due to Sponsor hereunder within [***] days after notice by Sponsor specifying the failure and demanding that it be corrected.

***Certain portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

(ii) Either of the Brooklyn Parties’ failure to perform or comply with any other material term or condition of this Agreement and such non-performance shall continue for a period of [***] days after notice by Sponsor to the Brooklyn Parties specifying the failure and demanding that it be corrected; provided, however, if the Brooklyn Parties have taken reasonable steps to cure such failure within such [***] days, but the failure is of a type or character which is not reasonably susceptible of cure within such [***] days, but would be capable of cure by the Brooklyn Parties using reasonable efforts, the Brooklyn Parties shall have such additional time as may be necessary in order to effect such cure, but not to exceed an additional [***] days.

Section 9.4 Rights and Remedies of Sponsor. Upon the occurrence of a Brooklyn Party Default, Sponsor shall have the right to do any one or more of the following: (i) enforce the specific remedies provided for herein, (ii) recover all damages provided by law or in equity; (iii) exercise any other right or remedy at law or in equity, including seeking an injunction or order of specific performance, except for remedies expressly provided herein to be sole and exclusive remedies; and (iv) upon repeated and recurring Brooklyn Party Defaults after expiration of all applicable notice and cure periods, if any, provided for herein, Sponsor shall have the right to terminate this Agreement, but only if [***] and/or [***] by the Brooklyn Parties are [***] a [***] and [***] for [***]. In [***] have the right to [***], except as [***] in [***], and [***].

Section 9.5 Limitation of Damages. Notwithstanding anything to the contrary contained herein, in no event shall a Party be liable to the other Party for any consequential or indirect damages which the other Party may suffer, nor any punitive, special exemplary or similar damages, including but not limited to any such damages for loss of use, loss of business, loss of profit, even if advised of the possibility of such damages or if such damage could have been reasonably foreseen.

ARTICLE X

INSURANCE

Section 10.1 Insurance. Throughout the Term, Sponsor shall carry and maintain the following insurance coverages and coverage amounts:

(i) Commercial General Liability Insurance in an amount of not less than $5,000,000 per occurrence and in the aggregate (per location), covering bodily injury (including death), personal injury, defamation, property damage including loss of use, contractual liability, and products/completed operations.

***Certain portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

(ii) Umbrella Liability Insurance in excess of the coverages in subsection (i) above in an amount of not less than $10,000,000, with any aggregate to apply in the same manner as the underlying insurance.

All such insurance shall be obtained from financially sound carriers which possess an A (Excellent) rating or better and a minimum Class X financial size category as listed at the time of issuance by A.M. Best Insurance Reports (“Best’s Reports”), with the aforesaid rating classifications to be adjusted if and to the extent the Best’s Reports adjusts its ratings categories and may be maintained through blanket policies. Sponsor shall name the Brooklyn Parties as additional insureds. The insurance policies shall provide that coverage may not be cancelled without the insurer giving at least 30 days prior notice to the Brooklyn Parties. The Sponsor shall not cancel any required insurance policy or waive or amend any material provision of the same without the prior written consent of the Brooklyn Parties, which consent shall not be unreasonably withheld. Upon the reasonable request of the Brooklyn Parties, the Sponsor shall deliver to the Brooklyn Parties a certificate of insurance or other appropriate evidence of maintenance of its respective insurance coverage required under this Agreement including copies of insurance policies.

ARTICLE XI

GOVERNING LAW

Section 11.1 Governing Law. This Agreement and all other documents to be entered into in connection with the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York without regard to its principles of conflicts of law.

Section 11.2 Consent to Jurisdiction. The Parties consent and submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court for the State of New York, New York County, in connection with the enforcement of this Agreement and all other documents to be entered into in connection with the transactions contemplated hereby.

Section 11.3 WAIVER OF JURY TRIAL. THE PARTIES WAIVE ANY RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY ON, OR IN RESPECT OF, ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT OR INSTRUMENT DELIVERED IN CONNECTION WITH THIS AGREEMENT, THE RELATIONSHIP OF PARTIES HEREUNDER, AND/OR ANY CLAIM OF INJURY OR DAMAGE.

ARTICLE XII

CERTAIN DEFINED TERMS

Section 12.1 Certain Defined Terms. The capitalized terms contained and used and not previously defined in this Agreement have the respective meanings ascribed to them as follows:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, directly or indirectly controlled by or under direct or indirect, control with such Person. As used in this definition, the term “control,” “controlling” or “controlled by” shall mean in possession, directly or indirectly, of the power either to (i) vote fifty percent (50%) or more of the securities or interests having ordinary voting power for the election of directors (or other comparable controlling body) of such Person or (ii) direct or cause the direction of the actions, management or policies of such Person, whether through the ownership of voting securities or interest, by contract or otherwise, excluding in each case, any lender of such Person or any Affiliate of such lender.

“Business Day” shall mean a day other than a Saturday or Sunday or any other day on which banks are not required or authorized to close in New York City.

“Force Majeure” means, with respect to any Party, an event or condition that is caused by facts and circumstances that are beyond the reasonable control of such Party, including, without limitation, the enactment, imposition or modification of any Law, which occurs after the date of this Agreement and which prohibits or materially impedes the performance of the obligations of the Parties hereunder, confiscation or seizure by any Governmental Authority, condemnations by any Governmental Authority, litigation, wars or war-like action (whether actual and pending or expected, and whether de jure or de facto), arrests or other restraints of government (civil or military), blockades, insurrections, civil disturbances, epidemics, landslides, lightning, earthquakes, hurricanes, storms, wash-outs, explosions, nuclear reaction or radiation, radioactive contamination, acts or the failure to act of any Governmental Authority, acts of God, fire, explosion, national emergency, flood, drought, war, acts of terrorism, riot, sabotage, embargo, strikes or other labor trouble, failure of utility providers, interruption of or delay in transportation, a national health emergency, compliance with any order or regulation of any Governmental Authority, or any event otherwise outside the reasonable control of such Party.

“Governmental Authority” means any federal, state, local or foreign government, legislature, governmental or administrative agency or commission, any self-regulatory association or authority, any court or other tribunal of competent jurisdiction, or any other municipality, governmental authority or instrumentality or quasi-governmental entity or authority having jurisdiction or other authority over the Arena and/or the Parties hereto.

“Law” means any federal, state, local or foreign constitution, treaty, law, statute, ordinance, rule, code, regulation, interpretation, directive, policy, order, writ, decree, injunction, judgment, stay or restraining order, provisions and conditions of permits, licenses, registrations and other operating authorizations, and any judgment, opinion, ruling or decision of, agreement with or by, or any other requirement of, any Governmental Authority, currently in effect or which may hereinafter, be enacted as existing or amended, and any rules or regulations promulgated thereunder; which may affect the respective rights and obligations of the Parties hereunder.

“Person” means a human being, labor organization, partnership, firm, enterprise, association, joint venture, corporation, limited liability company, cooperative, legal representative, foundation, society, political party, estate, trust, trustee, trustee in bankruptcy, receiver or any other organization or entity whatsoever, including any Governmental Authority.

ARTICLE XIII

MISCELLANEOUS

Section 13.1 Entire Agreement. This Agreement, together with the Schedules attached hereto and the other agreements, certificates and documents delivered in connection herewith contains the entire agreement among the Parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements or understandings, whether written or oral, between or among any of the Parties with respect to the subject matter hereof. Ambiguities shall not be construed against the drafter of this Agreement.

Section 13.2 Binding Effect; Successors. Each Party binds itself and its successors and authorized assigns to the other and to the successors and authorized assigns of the other Party with respect to all covenants and other terms of this Agreement.

Section 13.3 Third Party Beneficiaries. Nothing in this Agreement shall create a contractual relationship with or a cause of action in favor of a third party against any Party and no third party shall be deemed a third party beneficiary of this Agreement or any provision hereof.

Section 13.4 Press Releases. The Parties will agree in advance on any press announcements regarding this Agreement, and the timing of the release of any such announcements. The Parties contemplate issuing a mutually approved press release following the execution of this Agreement.

Section 13.5 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If, however, any provision of this Agreement, or portion thereof, is prohibited by law or found invalid under any law, such provision or portion thereof, only shall be ineffective without in any manner invalidating or affecting the remaining provisions of this Agreement or the valid portion of such provision, which provisions are deemed severable.

Section 13.6 Cumulative Rights. Except as expressly provided herein, the Parties’ respective rights and remedies under the various provisions of this Agreement shall be construed as cumulative, and no one of them is exclusive of the other or exclusive of any rights or remedies allowed by law or equity, including but not limited to rights of specific performance or other injunctive relief, which the Parties acknowledge, due to the unique nature of the obligations imposed hereby, the Parties shall be entitled to hereunder.

Section 13.7 Assignment by the Brooklyn Parties. Neither of the Brooklyn Parties shall sell, transfer, assign, sublet, mortgage, pledge or grant a security interest in (collectively, “Assign”) its interest in this Agreement or any of its rights under this Agreement without the prior written consent of Sponsor, except as follows:

(i) NJ Basketball may Assign its interest in this Agreement to any Person in connection with a sale or transfer of the Nets franchise in a transaction approved by the NBA. In connection with any such assignment (“Assignment”), NJ Basketball shall require the assignee to be bound by the terms and provisions hereof and assume all of the obligations of NJ Basketball hereunder from and after the date of such Assignment. In the event of such Assignment, NJ Basketball shall be relieved of any further obligations under this Agreement other than those obligations that were to be performed prior to the effective date of such assignment.

(ii) Brooklyn Arena may Assign its interest in this Agreement to any Person in connection with a sale or transfer of the Arena. In connection with any Assignment, Brooklyn Arena shall require the assignee to be bound by all the terms and provisions hereof and assume all of the obligations of Brooklyn Arena hereunder from and after the date of such Assignment. In the event of such Assignment, Brooklyn Arena shall be relieved of any further obligations under this Agreement other than those obligations that were to be performed prior to the effective date of such assignment.

(iii) Any of the Brooklyn Parties may sublicense or Assign any of its intellectual property rights arising under this Agreement for purposes of facilitating the use and/or exploitation thereof for the benefit of the assigning party as contemplated hereunder, provided that no such sublicense or Assignment shall relieve such Brooklyn Party of any of its obligations to Sponsor hereunder. Notwithstanding the foregoing, nothing in this subsection (iii) shall be deemed permission by Sponsor to sublicense any of the Sponsor Marks.

(iv) Each Brooklyn Party shall have the right to Assign this Agreement and its right to receive payments from Sponsor hereunder to any bank, lending or financing institution or any other lender, to secure any indebtedness of the Brooklyn Parties. If either Brooklyn Party notifies Sponsor of any such Assignment to any bank, lending or financing institution or other lender, then Sponsor shall, if and when requested by any such bank, lending or financing institution or other lender in writing, pay all amounts payable by Sponsor hereunder to such Brooklyn Party directly to such bank, lending or financing institution or other lender, as the case may be. In connection therewith, Sponsor agrees to provide such further assurances and additional documentation as is reasonably requested by any such bank, lending or financing institution or any other lender.

Section 13.8 Assignments by Sponsor. Sponsor shall not Assign its interest in this Agreement or any of its rights under this Agreement without the prior written consent of the Brooklyn Parties in its sole discretion. Notwithstanding the foregoing, Sponsor may Assign all or any portion of its interest in this Agreement to any successor in interest in connection with a merger, corporate restructuring, reorganization or consolidation, resulting in a change of control of Sponsor or its ultimate parent, provided that the assignee assumes in writing for the benefit of the Brooklyn Parties all obligations in respect thereof to the Brooklyn Parties under this Agreement; and provided that such assignee has a consolidated bona fide net worth, net of goodwill, at least comparable to that of Sponsor at the time of such Assignment. In the event of such Assignment, Sponsor shall be relieved of any further obligations under this Agreement. Except as provided in this Section 13.8, no Assignment of this Agreement or of the rights of Sponsor under this Agreement shall relieve Sponsor of any of its obligations to the Brooklyn Parties under this Agreement.

Section 13.9 Prevailing Party Fees. In the event that any litigation arises out of this Agreement between the Parties hereto, the non-prevailing Party shall pay the prevailing Parties reasonable attorneys’ fees and expenses incurred in connection with such litigation.

Section 13.10 Descriptive Headings; References. The table of contents and the descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. A reference in this Agreement to an Article, Section, or Schedule is to the referenced Article, Section, or Schedule of this Agreement.

Section 13.11 Notices. All notices, demands, certificates or other communications under this Agreement shall be in writing (except where otherwise expressly provided) and shall be deemed delivered: (i) when actually received if personally delivered by hand or by reputable courier service, or (ii) three Business Days after deposit in the U.S. Mail postage prepaid, certified mail return receipt requested, and in each case properly addressed as follows:

If to Sponsor:	Sponsor Jones Soda Co. 234 Ninth Ave. N. Seattle, WA 98109 Attn.: Peter van Stolk, President & CEO

With a copy to:	Salter Joyce Ziker, PLLC 1601 Fifth Avenue, Suite 2040 Seattle, WA 98101 Attn: Barry Ziker, Esq.

If to Brooklyn Arena or NJ Basketball:

c/o Nets Sports and Entertainment, LLC

390 Murray Hill Parkway

East Rutherford, NJ 07073

Attn.: Chief Executive Officer

and

Forest City Ratner Companies

One MetroTech Center North

Brooklyn, NY 11201

Attn.: General Counsel

With a copy to:	NETS Basketball 390 Murray Hill Parkway East Rutherford, NJ 07073 Attn.: General Counsel

Any Party, by notice to the others, may change its address for purposes of notices under this Agreement on not less than ten (10) days prior written notice.

Section 13.12 Counterparts. This Agreement (and each amendment, modification and waiver in respect of it) may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Agreement (and each amendment, modification and waiver in respect of it) by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of each such instrument.

Section 13.13 Amendments and Waivers. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered by the Parties hereto. Except as expressly provided in this Agreement, no waiver of any provision of, or consent or approval required by, this Agreement, nor any consent to or approval of any departure here from, shall be effective unless it is in writing and signed by the Party against whom enforcement of any such waiver, consent or approval is sought. Such waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. Neither the failure of any Party to enforce, nor the delay of any Party in enforcing, any condition, provision or part of this Agreement at any time shall be construed as a waiver of that condition, provision or part or forfeit any rights to future enforcement thereof. No action taken pursuant to this Agreement, including any investigation by or on behalf of any Party hereto, shall be deemed to constitute a waiver by the Party taking action of compliance by any other Party with any representation, warranty, covenant or agreement contained herein.

Section 13.14 Separateness of the Brooklyn Parties. Notwithstanding anything to the contrary set forth in this Agreement, the Parties acknowledge and agree that the rights and obligations of each of the Brooklyn Parties under this Agreement are separate and not joint and that neither Brooklyn Party shall have any liabilities or obligations for the actions, omissions or breaches of the other Brooklyn Party. Any default by either Brooklyn Party in the performance of its obligations under this Agreement shall not constitute a default in respect of the obligations of the other Brooklyn Party under this Agreement, and neither Brooklyn Party shall be directly liable for the performance of the other Brooklyn Party’s obligations hereunder.

Section 13.15 NBA Rules and Regulations; Other Rules and Laws.

(i) This Agreement is subject to (a) the Constitution and By-Laws of, and other rules, regulations and requirements of or issued by, the NBA, as they presently exist and as they may, from time to time, be entered into, created or amended (the “NBA Rules and Regulations”), (b) if and to the extent applicable, the rules and regulations of the NCAA, NHL, U.S. Olympic Committee or International Olympic Committee and all other similar sanctioning bodies and governing authorities, as the same may be amended or adopted from time to time, and (c) all Laws, as any of the above currently exist or as they may be amended or modified from time to time hereafter, including without limitation, any other quasi-governmental entities established to perform such functions.

(ii) This Agreement and all of Sponsor’s rights hereunder are subject to all of the rules, regulations and agreements of the NBA and its affiliated entities, as they presently exist or as they may, from time to time, be entered into, created or amended; and this Agreement (and any amendment hereto) must be submitted to NBA Properties, Inc. (“NBAP”) by NJ Basketball within ten (10) days of execution for its approval and shall not be effective or enforceable until it is expressly approved by NBAP.

(iii) In the event of any change in NBA Rules and Regulations after the Commencement Date, or any implementation or application of such NBA rules after the Commencement Date, the effect of which would be to reduce materially the value of Entitlements or other benefits being provided to Sponsor herein, including the granting by the NBA of any rights to a beverage sponsor in the Exclusive Category (a “Beverage Competitor”) to make use of the Brooklyn Parties Marks for purposes of promoting the products or services of a Beverage Competitor in a manner inconsistent with past NBA practice, the Parties will negotiate in good faith appropriate equitable adjustments in the other entitlements and/or (in the event that make-good media or other inventory is not otherwise available or adequate compensation) the amount of the Fees payable by Sponsor herein. In the event that any such change in NBA Rules and Regulations after the Commencement Date shall be sufficiently fundamental to constitute a frustration of the purposes for which Sponsor entered into this Agreement, Sponsor shall have the right to terminate this Agreement.

Section 13.16 Interest. If any amount payable by a Party hereunder is not paid on the due date, such unpaid amount shall bear interest from the due date until paid at 1.5% per month on the amount of the payment past due (or, if less, the maximum rate then permitted by law), calculated on a simple interest basis for the actual number of days past due.

Section 13.17 Means of Payment. Each payment hereunder shall be made by wire transfer of immediately available United States’ funds to such account as each of the Brooklyn Parties may specify from time to time, or such other means as may be mutually agreed to by the relevant parties.

Section 13.18 Arena Lease. The parties acknowledge that the land on which the Arena will be constructed is not currently leased by the Brooklyn Parties. It is currently contemplated that the land will be ground leased or licensed to, or managed by, Brooklyn Arena (or an Affiliate of Brooklyn Arena) pursuant to the Arena Lease. Sponsor recognizes that the Arena Lease does not currently exist and agrees to make such amendments or modifications to this Agreement, and to provide such further assurances and additional documentation as are reasonably requested by the Brooklyn Parties to enable the Brooklyn Parties to negotiate and consummate the Arena Lease with the applicable authorities; provided that the Arena Lease shall not materially increase the obligations or materially decrease the benefits of Sponsor otherwise provided under this Agreement without regard to this Section 13.18.

Section 13.19 Exculpation. Sponsor shall look only to a Brooklyn Party or its property for the satisfaction of Sponsor’s remedies or for the collection of a judgment (or other judicial process) requiring the payment of money by such Brooklyn Party in the event of any default by such Brooklyn Party hereunder, and no property or assets of such Brooklyn Party’s partners, members, officers, directors, shareholders or principals, disclosed or undisclosed, or the partners, members, officers, directors, shareholders or principals, disclosed or undisclosed, of any entity which is a partner, shareholder or member of such Brooklyn Party, shall be subject to levy, execution or other enforcement procedure for the satisfaction of Sponsor’s remedies under or with respect to this Agreement, the relationship of Sponsor and such Brooklyn Party hereunder, or the exercise by Sponsor’s of its rights hereunder. Each Brooklyn Party shall look only to Sponsor or its property for the satisfaction of a Brooklyn Party’s remedies or for the collection of a judgment (or other judicial process) requiring the payment of money by Sponsor in the event of any default by Sponsor hereunder, and no property or assets of Sponsor’s partners, members, officers, directors, shareholders or principals, disclosed or undisclosed, or the partners, members, officers, directors, shareholders or principals, disclosed or undisclosed, of any entity which is a partner, shareholder or member of Sponsor, shall be subject to levy, execution or other enforcement procedure for the satisfaction of a Brooklyn Party’s remedies under or with respect to this Agreement, the relationship of either Brooklyn Party and Sponsor hereunder, or the exercise by either Brooklyn Party of its rights hereunder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

BROOKLYN ARENA, LLC		NEW JERSEY BASKETBALL, LLC
By: Nets Sports and Entertainment, LLC		By: Brooklyn Basketball, LLC
By: Nets Sports and Entertainment, LLC

By:	/s/ Brett D. Yormark	By:	/s/ Brett D. Yormark
Name:	Brett D. Yormark	Name:	Brett D. Yormark
Title:	Chief Executive Officer	Title:	Chief Executive Officer

JONES SODA CO.

By:	/s/ Peter van Stolk
Peter van Stolk
President & Chief Executive Officer

S - 1

SCHEDULE 3.1

Construction Period Entitlements

GRANTED IN ACCORDANCE WITH SECTION 3.1

ITEM	DESCRIPTION

[***]	[***] inclusion at [***] and [***] of [***] to be [***] by the [***]

[***]	Reference on [***]

[***]	[***] effort relative to [***] positioning and/or mentions in our [***] and [***] (e.g., [***]), and other [***] relative to [***]

Schedule 3.1, Page 1

***Certain portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

SCHEDULE 3.2

New Jersey Team Sponsorship Rights

GRANTED IN ACCORDANCE WITH SECTION 3.2

ITEM	DESCRIPTION

[***]	[***] (the [***] for this Entitlement shall be $[***])

[***]	[***] of [***] (the [***] for this Entitlement shall be [***])

[***]	[***] of [***] (the [***] for this Entitlement shall be [***])

[***]	[***] advertisement within [***] of [***]

[***]	[***]annually and [***] for each such [***] set ([***] to mutually agreed upon)

[***]	As part of the [***] will receive [***] in games and [***] by [***] apportioned over each regular season to be [***] to by NJ Basketball on behalf of Sponsor to [***] the [***]

[***]	Sponsor to receive a [***] with [***]on [***]

Schedule 3.2, Page 1

***Certain portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

SCHEDULE 3.3

Arena Rights Entitlements

GRANTED IN ACCORDANCE WITH SECTION 3.3

(applicable to each event at the Arena, subject to Section 4.2)

ITEM	DESCRIPTION

“Jones Soda Stoop” and “Jones Soda Shoppe”; Way Finding	Title sponsorship rights to the “Jones Soda Stoop” and the “Jones Soda Shoppe”, with Sponsor’s Marks to be the dominant commercial branding in both such Arena locations (Sponsor Mark-branded way finding signage will be placed at various high-traffic Arena locations to designated the above-identified Arena locations)

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

Schedule 3.3, Page 1

***Certain portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.

SCHEDULE 3.4

Brooklyn Team Sponsorship Rights

GRANTED IN ACCORDANCE WITH SECTION 3.4

ITEM	DESCRIPTION

[***]	[***]; total [***] per game (the [***] for this Entitlement shall be [***]

[***]	[***] unit of [***] for each [***] by the Nets [***], plus [***] (the [***] for this Entitlement shall be [***]

[***]	[***] in-game unit of [***] for each Nets’ game [***] (the [***] for this Entitlement shall be [***]

[***]	[***] in Nets’ [***] (i.e., as of the Commencement Date: [***]

[***]	Sponsor [***] placement in the [***]

[***]	[***] for all Nets regular season [***] during each NBA season between the Opening Date and the end of the Term

[***]	[***] to [***] for [***] Nets regular season games during each NBA season between the Team Occupancy Date and the end of the Term (the specific games to mutually agreed upon between the parties)

[***]	During each regular season home game, Sponsor [***] the [***] to a [***] (the specifics of which TBD on a season-by-season basis)

*	subject to adjustment in accordance with Section 2.2

Schedule 3.4, Page 1

***Certain portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended.